

MetaStat

MetaStat, Inc.
CORPORATE PRESENTATION

Fall 2015

FORWARD LOOKING STATEMENTS

This presentation contains forward-looking statements within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, which are intended to be covered by the safe harbor created thereby. You can identify forward-looking statements by words such as "anticipates, expects, intends, plans, projects, believes, estimates," and similar expressions. Specifically, statements regarding MetaStat's future business, including any revenue projections, costs, earnings or other financial items, as well as statements relating to the objectives of management and other business plans, including anticipated new products and investments, are forward looking statements. These forward-looking statements are not guarantees of future performance but are rather based upon management's current expectations and assumptions as to future events that may not prove to be accurate. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to: the demand for cancer diagnostics and therapeutics; the growth of the markets addressed by our products; the demand for and market acceptance of our products; our ability to successfully compete in the markets in which we do business; our ability to successfully address the cost structure of our products; the ability to develop and implement new technologies and to obtain protection for the related intellectual property; and our ability to realize financial and strategic benefits of past and future transactions. Other factors that could cause actual results to differ materially from those described in the forward-looking statements include other economic, business, competitive and/or regulatory factors affecting MetaStat's business generally. These risks and uncertainties, and others, that relate to MetaStat's business and financial condition are detailed from time to time in MetaStat's Securities and Exchange Commission filings. These forward-looking statements are made only as of the date indicated, and MetaStat disclaims any obligation to update or revise the information contained in any forward-looking statements, whether as a result of new information, future events or otherwise.

METASTAT, INC. (OTCQB: MTST)

UNIQUE BIOLOGY-DRIVEN, ACTIONABLE TESTS FOR ONCOLOGY TREATMENT CARE DECISIONS

Two oncology diagnostics

- MetaSite *Breast*™
- MenaCalc™

Actionable test results to inform oncologists about adjuvant chemotherapy treatment decisions

Biology-driven tests based on drivers of the metastatic cascade

Extensive human clinical data set – 5 successful studies in over 1,700 patients

Fully automated & scalable technology to additional cancer indications

LDT through company CLIA-certified laboratory in Boston, MA

- Clinical development program conducted under global regulatory standards

Commercialization in 2H 2016 under existing CPT reimbursement code 88361

INVESTMENT HIGHLIGHTS

Experienced management and expert advisors

Actionable diagnostic tests based on platform technology

- Biology-based technology allows easy and inexpensive expansion into additional epithelial cancer indications

Large addressable market with significant growth opportunity

- Initial **$231 million** annual addressable U.S. opportunity expanding to **$561 million**

Near-term commercialization with strong business model

- High margin breast cancer diagnostic to be launched 2H 2016 using existing CPT reimbursement codes

LEADERSHIP TEAM

MANAGEMENT TEAM

Douglas Hamilton B.Sc., MBA - *President and CEO*
- Over 25 years of senior management and commercialization experience
- Former COO and CFO at Javelin Pharmaceuticals
- Amgen, Pfizer, PolaRx, GE Life Sciences and New Biology Ventures

Michael Donovan M.D., Ph.D. - *Acting Chief Medical Officer*
- Professor at Icahn School of Medicine at Mt. Sinai
- Millennium, Incyte and Exosome Diagnostics
- Harvard Medical School and Boston Children's Hospital

Mark Gustavson Ph.D. - *Vice President, Diagnostics*
- 10+ years experience in clinical biomarker and diagnostic development
- HistoRx: director operations, biomarker assay and platform development

Daniel Schneiderman - *Vice President, Finance*
- 15 years of corporate finance and investment banking experience
- Burnham Hill Partners, Pali Capital, and HC Wainwright

Heiner Dreismann Ph.D. - *Diagnostic Consultant*
- Former President and CEO Roche Molecular Systems
- Former Chief Business Officer Roche Diagnostics
- Board member of many med-tech and diagnostic companies

BOARD OF DIRECTORS

Richard J. Berman B.S., MBA - *Chairman of the Board*
- Director at Neostem, Advaxis and Lustros
- Nextmed; Goldman Sachs; and Bankers Trust Company

Martin J. Driscoll B.Sc. - *Director*
- President and CEO Spring Bank Pharmaceuticals
- Javelin, Asmacure Ltee, and Schering-Plough, ViroPharma and Reliant

Oscar Bronsther M.D. - *Director*
- Chairman, Section of General Surgery, Inova Fairfax Hospital
- Clinical Professor of Surgery, George Washington University

H. Phillip Goodeve MBA - *Director*
- Former CFO FINCA International and CroMedica
- Former Global Co-Head of Financial Services IB at CIBC

Johan M. (Thijs) Spoor - *Director*
- President FluoroPharma Medical and Director AzurRx BioPharma
- Amersham /GE Healthcare

ADVISORY BOARD MEMBERS

SCIENTIFIC & CLINICAL ADVISORY BOARD

Oscar Bronsther, M.D. - *Chairman*
- Clinical Professor of Surgery, **George Washington University**
- Former Chairman, Section of General Surgery, **Inova Fairfax Hospital**

John S. Condeelis, Ph.D.
- **Albert Einstein College of Medicine**
- The Judith and Burton P. Resnick Chair in Transitional Research
- Professor and Co-Chair of Anatomy and Structural Biology

Frank Gertler, Ph.D.
- **Massachusetts Institute of Technology**
- Professor of Biology, Koch Institute for Integrated Cancer Research

Joseph Sparano, M.D.
- Professor of Medicine and Obstetrics, Gynecology, and Women's Health, **Albert Einstein College of Medicine**
- Associate Chairman of the Department of Oncology at **Montefiore Medical Center**
- Lead investigator **TAILORx** trial

Bruce Zetter, Ph.D.
- Charles Nowiszewski Professor in the Department of Cell Biology and Surgery at **Harvard Medical School**;
- Vice President of Research and Chief Scientific Officer at **Boston Children's Hospital**

Gabriel N. Hortobagyi, M.D., FACP
- Professor of medicine, Nellie B. Connally Chair in Breast Cancer, Department of Breast Medical Oncology, Division of Cancer Medicine, **The University of Texas MD Anderson Cancer Center**
- Member of the National Academies of Science of Argentina, Hungry, and Mexico

George W. Sledge Jr. M.D.
- Professor and Chief of Medical Oncology, **Stanford University**
- Editor-in-Chief of **Clinical Breast Cancer**
- Former President of **American Society of Clinical Oncology (ASCO)** and Chair of the **Eastern Cooperative Oncology Group (ECOG)** Breast Cancer Committee

Thomas Rohan, M.B.,B.S., Ph.D.
- Professor and Chair of the Department of Epidemiology and Population Health, **Albert Einstein College of Medicine**
- Associate Director for Population Sciences in the **Albert Einstein Cancer Center**

Joan Jones, M.D.
- Professor of Pathology, Anatomy & Structural Biology, Epidemiology and Population Health, **Albert Einstein College of Medicine**
- Past President of the **Leo M. Davidoff Society** and the **New York Pathological Society**

CHALLENGES FACING PRACTICING ONCOLOGISTS

WHAT IS THE OPTIMAL THERAPY AND IS ADJUVANT CHEMOTHERAPY WARRANTED?

Aggressive disease leading to Metastasis is responsible for **over 90% of cancer deaths**

Only **~30-35%** of early stage newly diagnosed invasive breast cancer IS AGGRESSIVE AND HAS THE POTENTIAL TO SPREAD.	However, a majority, **~70-80%** of early stage newly diagnosed invasive breast cancer patients ARE TREATED WITH AGGRESSIVE THERAPY.

Tremendous Market Need

- Limitations of current diagnostics
- Identify and stratify patient based on risk of cancer metastasis
- Reduce the amount of over-treatment

METASTAT PROVIDING THE ANSWERS

OUR TESTS PROVIDE ONCOLOGISTS WITH ACTIONABLE INFORMATION TO INFLUENCE TREATMENT DECISIONS

Prognostic Biomarker to predict the Risk of Cancer Metastasis and Magnitude of Chemotherapeutic Benefit

- **HIGH-RISK Patients**

  Benefits of adjuvant chemotherapy (increased survival) significantly **outweigh the risks**

- **LOW-RISK Patients**

  Side-effects and costs associated with adjuvant chemotherapy **outweigh any potential benefit**

Potential to Provide Oncologists with Additional Information to Optimize Treatment Strategies

- Prognostic and/or predictive for response to t**axane therapies**
- Prognostic and/or predictive for response to **targeted RTK inhibitors**

MENA^{INV} DRIVES THE METASTATIC PROCESS


PRIMARY TUMOR
MENA11a
MENAINV
INVASION
EGF
CELL STREAMING >
CSF-1
THE METASITE
INTRAVASATION

Mena Protein is Involved in Early Nervous System Development

- Mena is a regulatory protein that controls actin polymerization
- Elevated expression is associated with increased cell motility, invasion, and metastasis
- Isoforms have functionally-distinct activity

Aggressive Tumors Express High Levels of Mena^{INV}

- Promotes invasion and motility of tumor cells
- Increases sensitivity to vascular chemoattractant
- Regulator of RTK signaling, drives sensitivity to growth factors and resistance to targeted inhibitors

Mena ^{INV} is upregulated and Mena^{11a} is downregulated in invasive tumors
Goswami et al. Clin Exp Metastasis 2009



THE METASITE *BREAST* ™ TEST

PATENTED IHC TISSUE-BASED TEST QUANTIFIES SITES OF TUMOR CELL INTRAVASATION AND METASTASIS FOR ER+, HER2- BREAST CANCER PATIENTS

The MetaSite is a 3 cell anatomical structure found in the tumor microenvironment

- Portal for entry of tumor cells to circulation
- Direct apposition: Mena expressing tumor cell, perivascular macrophage and an endothelial cell



The MetaSite Score is the quantification of MetaSites in a FFPE tissue sample

- **The more MetaSites**, the more aggressive the tumor and **higher risk of cancer metastasis**

High MetaSite Score



High-Risk patient

RED Metastatic Cell (Mena +)
BROWN Macrophage
BLUE Endothelial Cell

Low MetaSite Score



Low-Risk patient

THE MENACALC^{TM} PLATFORM

A PATENTED QIF TISSUE-BASED TEST THAT MEASURES TUMOR CELL INVASIVENESS AND IS APPLICABLE FOR MANY EPITHELIAL-BASED CANCERS (BREAST, LUNG, PROSTATE, CRC)

The MenaCalc^{TM} test quantifies the relative level of the Mena isoforms in a tumor sample or core biopsy

The MenaCalc^{TM} Score is the expression of Pan-Mena (total Mena) minus Mena^{11a}

- The **more Mena^{11a}** expressed, the more indolent the tumor, the less aggressive the tumor is and **the lower the likelihood of the cancer spreading**
- The **more Mena^{INV}** expressed, the more aggressive the tumor is and **the higher the likelihood of the cancer spreading**

High MenaCalc^{TM} Score



High-Risk patient

YELLOW Pan Mena

RED Mena^{11a}

Low MenaCalc^{TM} Score



Low-Risk patient

BREAST CANCER PATIENT JOURNEY

Primary Treatment

Adjuvant Chemotherapy?

MetaStat

I have been diagnosed with early stage I-III breast cancer.

I have had local therapy (surgery and/or radiation) to remove my tumor and hormone therapy to eliminate any residual tumor cells, but what next?

Is chemo really necessary?

Can I avoid the sickness, pain and hair loss associated with chemo?

What is the true risk of my cancer spreading and how can I be sure?

HIGH RISK = CHEMO

LOW RISK = NO CHEMO


MetaStat

VALUE PROPOSITION

ACTIONABLE TEST RESULTS TO ALLOW ONCOLOGISTS TO PERSONALIZE TREATMENT STRATEGIES INCLUDING APPROPRIATE USE OF ADJUVANT CHEMOTHERAPY

PROVIDERS

- Delivers actionable information to key clinical questions
- Demonstrates the merits of treatment with adjuvant chemotherapy
- No additional tests or procedures
- Fits into current clinical workflow and protocol
- Results delivered within 5 days (within treatment decision window)

PAYORS

- Delivers actionable information to key clinical questions
- More compelling economic proposition
- Reimbursement based on existing CPT codes and NOT stacked or miscellaneous CPT codes
- Cost savings to the healthcare system

SUCCESSFUL CLINICAL STUDIES

5 SUCCESSFUL STUDIES IN OVER 1,700 BREAST CANCER PATIENTS

MetaSite *Breast*™ Prognostic for all molecular subtypes of breast cancer

- **60** patient study published in ***Clinical Cancer Research***, Robinson *et al.* 2009
- MetaSite density predicted the development of metastasis and independent of clinical prognosticators

MenaCalc™ *Breast* Prognostic for all molecular subtypes of breast cancer

- **797** patients in a Yale study published in ***Breast Cancer Research***, Agarwal *et al.* 2012
- High MenaCalc™ can be used successfully to stratify patients into high- and low-risk for developing metastasis

MenaCalc™ *Breast* Prognostic for axillary node-negative (ANN) breast cancer

- **406** patients in a University of Toronto study published in ***BMC Cancer***, Forse *et al.* 2015
- High MenaCalc™ score associated with increased risk of death

MetaSite *Breast*™ Prognostic for ER+, Her2- breast cancer

- **481** patient study published in *Journal of the* ***National Cancer Institute (JNCI)***, Rohan *et al.* 2014
- Direct association between risk of distant metastasis and MetaSite score in the ER+/HER2- population

Positive results for MetaSite *Breast*™ JNCI Replication Study (Kaiser A) – Topline results released Q3 '15

- Performed on our fully automated commercial MetaSite *Breast*™ assay in our CLIA laboratory

MenaCalc *Lung*™ is prognostic for outcome in non-small cell lung cancer

- MenaCalc *Lung*™ was significantly prognostic for survival in squamous cell carcinoma of the lung

CLINICAL STUDY PLAN

CLINICAL STUDIES TO SUPPORT COMMERCIAL LAUNCH

Prognostic combined MetaSite *Breast*™/MenaCalc™ *Breast* study (Kaiser Permanente cohort) – topline data Q1'16

- Define the product specifications and risk cohorts for the combined MetaSite *Breast*™/ MenaCalc™ score as compared to MetaSite *Breast*™ score (Kaiser A) and/ or MenaCalc™ score
- Primary endpoint – direct association between risk of distant metastasis and MetaSite *Breast*™/ MenaCalc™ score in the ER+/HER2-, triple negative (TN) and/or HER2+ invasive breast cancer populations

Prognostic and chemo-predictive Clinical Validation study (ECOG 2197 cohort) – topline data Q1'16

- Pivotal prognostic clinical validation study for our early stage invasive breast cancer diagnostic product offering
- Primary endpoint – direct association between risk of distant metastasis and MetaSite *Breast*™/ MenaCalc™ score in the ER+/HER2-, triple negative (TN) and/or HER2+ invasive breast cancer populations
- Concordance analysis between Oncotype DX recurrence score (RS) and MetaSite *Breast*™/ MenaCalc™ score
- Assess the prognostic and predictive value for response to docetaxol therapy

Prognostic and chemo-predictive study (TBA cohort) – topline data Q2'16

- Explore the predictive benefit of the addition of adjuvant chemotherapy to hormonal therapy in ER+ patient population
- Primary endpoint – direct association between risk classification and benefit from chemotherapy comparing Kaplan-Meier survival curves of treatment with tamoxifen alone versus treatment with the combination of tamoxifen and adjuvant chemotherapy for all patients, and high, intermediate, and low risk cohorts

MARKET OPPORTUNITY: BREAST CANCER DIAGNOSTICS

UP TO 84% OF ALL PATIENTS DO NOT HAVE EITHER AN APPLICABLE DIAGNOSTIC TEST NOR AN ACTIONABLE ONE

1. Unmet Medical Need Segment

- No current diagnostics are available (TNC, Her2+)
- **~40%** or **74,000** patients

2. Under-penetrated Segment

- Dx tests available but not used (cost, evidence)
- **~24%** or **44,000** patients

3. Under Served Re-Test Segment

- Intermediate Oncotype DX Recurrence Score = No Actionable Info
- **~20% or 37,000** patients

4. Competitive Markey Segment

- Ordered Dx test with actionable result reported
- **~16% or 30,000** patients



2
44,000
~24%
No Test Used
3
37,000
~20%
Intermediate Risk
1
74,000
~40%
TNC, Her2+, ER-
No Test Available
4
30,000
~16%
Low / High Risk

RED – **Unmet medical need segment with no applicable Dx available**
~40% of early stage breast cancer patients (ER-, HER2+, TNC)

GREEN – **Competitive market segment**
~60% of early stage breast cancer patients (ER+, HER2-)

Market segmentation and Oncotype DX risk group stratification based on management estimates from varying publications and available data.

COMPETITIVE LANDSCAPE

Product	Company	MOA	Assay	Patient Population	Approval Launch	No. Tests Sold 2014	Avg. Selling Price	Revenue
MetaSite *Breast*™	**MetaStat**	**MetaSite density**	**Triple IHC**	**ER+ Her2-**	**CLIA e2016**	-	-	-
MenaCalc™	**MetaStat**	**Pan Mena – $Mena^{11a}$**	**Quantitative Immuno-fluorescence**	**HR+/- Her2+/-**	**CLIA e2016**	-	-	-
Oncotype DX®	Genomic Health	21 gene panel	RT-PCR (mRNA expression)	ER+ Her2-	CLIA 2004	71,500	List: $4,500 CPT 81519: $3,416	$262M
MammaPrint®	Agendia	70 gene panel	Microarray (mRNA expression	HR+/- Her2-	510(K) 2007	N/A	e$4,000±200	N/A
Prosigna®	Nanostring	50 gene panel	Platform (mRNA expression)	ER+ Her2-	510(K) 2013	~100	$2,080 ASP $1,500 - $2,000	$181K
IHC4	Novartis (Genoptix)	ER, PR, Her2, Ki67	Combined IHC	ER+ Her2-	CLIA	N/A	N/A	N/A

LARGE U.S. MARKET POTENTIAL

INITIAL $231 MILLION ANNUAL ADDRESSABLE U.S. OPPORTUNITY EXPANDING TO $561 MILLION (5TH YEAR SALES MODEL)


$561M
$231M
Breast
$231M
Lung
$104M
Prostate
$182M
CRC
$44M
Indication 1
Indication 2
Indication 3
Indication 4

COMPELLING BUSINESS MODEL

MetaSite *Breast*™/ MenaCalc™ assays have existing CPT codes

- Eligible for 3rd party reimbursement under already established CPT code
- Computer-assisted immunohistochemistry CTP Code 88361 (stable reimbursement history, 5 year growth rate of +11.8%)
- Not dependent on CPT code stacking or miscellaneous CPT code

High Gross Margins and Low Cost Structure

- MetaSite *Breast*™ / MenaCalc™ *Breast* gross margin at scale exceeds 80% and 84%, respectively
- Focus on segments and indications with unmet or underserved need and clear actionable outcomes
- Seek reimbursement and pricing strategies consistent with efficient claim processing and timely payment

Rapid Expansion into Additional Cancer Indications

- No modification of the assay is required for expansion into other epithelial cancers (lung, prostate and CRC)
- ~$3 million to perform clinical studies per indication
- Corporate goal to launch new indications every 12-18 months

STRONG IP POSITION

Broad Intellectual Property Position

- 13 Patents filed
- 3 U.S. patents and 1 European patent issued
- Method of Use for core diagnostic technology for diagnosis, prognosis and discovery
- Earliest expiration for core technology is 2030



Freedom to Operate Using our Novel Technology

- Morgan, Lewis, and Bockius, LLP – Company counsel
- Amster, Rothstein, and Ebenstein, LLP - Licensors counsel

Retains World-wide Rights to Develop and Commercialize Molecular Diagnostics and Companion Diagnostics

KEY MILESTONES

	Description	Timing	Status
Assay Method Development and Analytical Validation	MetaSite *Breast*™	Q3 2015	✓
	MenaCalc™ *Breast*	Q4 2015	
CLIA Laboratory Development and Certification	Massachusetts state certification	Q3 2015	✓
	CLIA laboratory certification from CMS	Q4 2015	✓
Clinical Development Program	Prognostic MetaSite *Breast*™ replication study (Kaiser A)	Q4 2015	✓
	Prognostic MetaSite *Breast*™ / MenaCalc™ combined study (Kaiser B)	Q1 2016	
	Prognostic and chemo-predictive study (ECOG 2197)	Q1 2016	
	Chemo-predictive cohort study	Q2 2016	
Key Peer-review Data Presentation	ASCO Annual Meeting	Jun. 2016	
	San Antonio Breast Cancer Meeting	Dec. 2016	

SUPERIOR DIANOSTICS WITH ACTIONABLE INFORMATION

OUR PRODUCTS HAVE THE POTENTIAL TO:

- Personalize treatment strategies for the individual cancer patient
- Identify patients at high risk with aggressive tumors who would maximally benefit from adjuvant chemotherapy
- Identify patients at low risk with indolent tumors who the risks of adjuvant chemotherapy outweigh the benefits
- Prognostic for and predict response to chemotherapy
- Prognostic for and predict of response to taxane-based therapy
- Prognostic for and predictive of resistance to targeted RTK inhibitors

WE ARE POISED FOR RAPID COMMERCIALIZATION

- LDT service market entry through CLIA-certified laboratory mechanism
- Near-term revenue from breast cancer diagnostic product launch
- Large and proven initial market of $231 million/year
- Existing CPT code
- Multi-functional tests providing value to oncologists – information to optimize general chemotherapy and targeted therapeutic treatment strategies
- Low barrier to entry for the development and commercialization of new products

KEY STATISTICS

KEY STATISTICS	
Ticker Symbol:	(OTCQB: MTST)
Common Shares:	1,851,201
Fully Diluted Shares:	3,559,523
Market Cap (12/2/15):	$10.2 million
Debt:	$1.2 million
# Employees:	5 Full Time; 5 Part Time
Location:	Boston, MA